American Century Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement
Focused Growth Fund
Supplement dated July 18, 2016 ■ Summary Prospectus and Prospectus dated March 1, 2016

The Board of Directors has approved a plan of liquidation for the Focused Growth Fund. Under the plan, the liquidation date of the fund will be October 21, 2016.
The fund will be closed to all new investments, except reinvested distributions, as of the close of the New York Stock Exchange on October 18, 2016.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-90021  1607